Exhibit 10.1

Execution Version

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated as of May 16, 2025 (the “Second Amendment Effective Date”), is entered into by and among ARCHROCK SERVICES, L.P., a Delaware limited partnership (the “Administrative Borrower”), and ARCHROCK PARTNERS OPERATING LLC, a Delaware limited liability company (“Operating” and together with the Administrative Borrower, each, a “Borrower” and, collectively, the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto (the “Consenting Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), as an Issuing Bank and as Swingline Lender.

WITNESSETH

WHEREAS, the Borrowers, the Loan Parties from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of May 16, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Second Amendment Effective Date (as defined below), the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by the amendments set forth in Section 2 of this Second Amendment, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that each of the Lenders listed on Annex II attached hereto (each, an “Accordion Lender”, and, collectively, the “Accordion Lenders”) agree to increase its Commitment as of the Second Amendment Effective Date resulting in the Commitment amount shown opposite such Accordion Lender’s name on Annex I hereto;

WHEREAS, the parties hereto desire to enter into this Second Amendment, to, among other things, (i) evidence the increase by the Accordion Lenders in the Aggregate Revolving Commitments of the Lenders from $1,100,000,000 to $1,500,000,000 in accordance with Section 2.09(e) of the Existing Credit Agreement and (ii) amend certain terms of the Existing Credit Agreement as set forth herein, in each case, to be effective as of the Second Amendment Effective Date; and

WHEREAS, subject to and upon the terms and conditions set forth herein, the Consenting Lenders (including the Accordion Lenders and the Issuing Banks), which constitute the Required Lenders, have agreed to enter into this Second Amendment and amend the Existing Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

Section 2.Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, on the Second Amendment Effective Date, the Existing Credit Agreement shall be amended as follows:

(a)Additional Definitions. Section 1.01 of the Existing Credit Agreement shall be amended to add the following definitions to such Section in appropriate alphabetical order:

“Outbound Investment Rules” shall mean the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation, as of the Second Amendment Effective Date, and as codified at 31 C.F.R. § 850.101 et seq.

“Second Amendment” means the Second Amendment to Amended and Restated Credit Agreement, dated as of the Second Amendment Effective Date, among the Borrowers, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Second Amendment Effective Date” means May 16, 2025.

(b)Amended and Restated Definitions. The following definitions contained in Section 1.01 of the Existing Credit Agreement shall be amended and restated in their respective entireties to read in full as follows:

“Aggregate Revolving Commitment” means, at any time, the aggregate of the Revolving Commitments of all of the Lenders at such time. As of the Second Amendment Effective Date, the Aggregate Revolving Commitment is $1,500,000,000.

“Loan Documents” means, collectively, this Agreement, the First Amendment, the Second Amendment, any promissory notes issued pursuant to this Agreement, any Letter of Credit applications, the Collateral Documents, the Loan Guaranty, any Obligation Guaranty and all other agreements, instruments, documents and certificates identified in Section 4.01 executed and delivered by a Loan Party to, or in favor of, the Administrative Agent or any Lender, each Compliance Certificate delivered pursuant to Section 5.01(c), each Borrowing Request or and each consent, waiver, subordination agreement, intercreditor agreement executed by the Borrowers pursuant to this Agreement. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, amendments and restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

“Regulation X” means Regulation X of the Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code; provided that, solely for purposes of Section 3.23 and Section 6.13, “U.S. Person” means any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States.

(c)Amended Definitions. The definitions of “Commitment”, “Commitment Schedule”, and “Revolving Commitment” contained in Section 1.01 of the Existing Credit Agreement are hereby amended to replace each reference to “First Amendment Effective Date” therein with “Second Amendment Effective Date”.

(d)Amendment to Section 2.09(e) of the Existing Credit Agreement. Section 2.09(e) of the Existing Credit Agreement shall be amended by replacing the reference to “$1,850,000,000” contained therein with “$2,250,000,000”.

(e)Amendment to Section 2.09(f) of the Existing Credit Agreement. Section 2.09(f) of the Existing Credit Agreement shall be amended by replacing the reference to “$1,850,000,000” contained therein with “$2,250,000,000”.

(f)Amendment to Article III of the Existing Credit Agreement. Article III of the Existing Credit Agreement is hereby amended to add a new Section 3.23 immediately after Section 3.22 contained therein to read in full as follows:

Section 3.23Outbound Investment Rules. No Loan Party nor any of its Restricted Subsidiaries is a “covered foreign person” as that term is used in the Outbound Investment Rules. No Loan Party or any of its Restricted Subsidiaries currently engages, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered transaction”, as such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered transaction”, as such term is defined in the Outbound Investment Rules, if such Loan Party or Restricted Subsidiary were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement or any other Loan Document. Amendment to Article VI of the Existing Credit Agreement. Article VI of the Existing Credit Agreement is hereby amended to add a new Section 6.13 immediately after Section 6.12 contained therein to read in full as follows:

Section 6.13Outbound Investment Rules. No Loan Party will, nor will any of its Restricted Subsidiaries, (a) be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered transaction”, as such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered transaction”, as such term is defined in the Outbound Investment Rules, if such Loan Party or Restricted Subsidiary were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement or any other Loan Document.

(h)Amendment to Commitment Schedule. The Commitment Schedule to the Existing Credit Agreement is hereby replaced in its entirety with Annex I attached hereto, and Annex I attached hereto shall be deemed to be attached as the Commitment Schedule to the Credit Agreement effective as of the Second Amendment Effective Date. After giving effect to this Second Amendment and any Loans made on the Second Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage, (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Exposure applicable to each Lender equals its Applicable Percentage of the Aggregate Revolving Exposure and (d) the Borrowers shall be required to make any break funding payments required under Section 2.17 of the Credit Agreement as a result of the Loans and adjustments described in this Section 2(h).

Section 3.Increase in Aggregate Revolving Commitment. Pursuant to Section 2.09(e) of the Existing Credit Agreement, the Administrative Borrower has notified the Administrative Agent of its request to increase the Aggregate Revolving Commitment by $400,000,000, and each of the Accordion Lenders have agreed to provide a portion of said aggregate increased amount. Accordingly, the Aggregate Revolving Commitment, which, prior to giving effect to this Second Amendment, was $1,100,000,000, is hereby increased by $400,000,000, so that after giving effect to this Second Amendment, the Aggregate Revolving Commitment shall be $1,500,000,000. Such increase of the Revolving Commitments shall be made by the Accordion Lenders in accordance with their respective Revolving Commitments, as set forth on the Commitment Schedule which has been amended pursuant to Section 2(h) hereof.

Section 4.Conditions to Second Amendment Effective Date. The amendments to the Existing Credit Agreement set forth in Section 2 of this Second Amendment and the increase in the Aggregate Revolving Commitment set forth in Section 3 of this Second Amendment, are subject to the satisfaction of each of the following conditions precedent:

(a)Counterparts. The Administrative Agent shall have received counterparts of this Second Amendment (including by facsimile or other electronic transmission), duly executed by each Loan Party, the Administrative Agent and the Lenders (including, for the avoidance of doubt, all Accordion Lenders and all Issuing Banks) constituting Required Lenders.

(b)Notes. The Administrative Agent shall have received duly executed promissory notes (or any amendment and restatement thereof, as the case may be) payable to each Lender requesting a promissory note (or amendment and restatement thereof, as the case may be) in a principal amount equal to such Lender’s Commitment (after giving effect to this Second Amendment), dated as of the date hereof.

(c)Legal Opinion. The Administrative Agent shall have received a customary written opinion of Sidley Austin LLP, counsel to the Loan Parties, addressed to the Administrative Agent, the Issuing Banks and the Lenders in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d)KYC; Beneficial Ownership Certification. The Administrative Agent shall have received, (i) to the extent requested by any Consenting Lender at least five (5) days prior to the Second Amendment Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulation, including the USA PATRIOT Act, and (ii) to the extent any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Second Amendment Effective Date, a Beneficial Ownership Certification in relation to such Borrower for any Consenting Lender that has so requested in a written notice to the Borrowers at least ten (10) days prior to the Second Amendment Effective Date (provided that, upon the execution and delivery by such Consenting Lender of its signature page to this Second Amendment, the conditions set forth in this Section 4(d) shall be deemed to be satisfied).

(e)Secretary’s Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated as of the Second Amendment Effective Date and executed by its Secretary or Assistant Secretary, which shall (A) certify the resolutions of its board of directors, members or other body authorizing the execution, delivery and performance of this Second Amendment and each other Loan Document to which it will become a party, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign this Second Amendment and each other Loan Document to which it will become a party and (C) contain copies of the certificate or articles of incorporation or organization of such Loan Party certified by the relevant authority of the jurisdiction of incorporation, formation or organization of such Loan Party and a true and correct copy of its by-laws or operating, management or partnership agreement, or other similar organizational or governing documents (provided that, any Loan Party, if applicable, may certify in such certificate that its organizational documents have not changed since the Effective Date or the First Amendment Effective Date, as applicable, in lieu of attaching such organizational documents to such certificate), and (ii) a good standing certificate for each Loan Party, from its jurisdiction of incorporation, formation or organization or the substantive equivalent available in the jurisdiction of incorporation, formation or organization for such Loan Party from the appropriate governmental officer in such jurisdiction.

(f)Closing Certificate. The Administrative Agent shall have received a certificate of a Financial Officer of Parent or the Administrative Borrower, dated as of the Second Amendment Effective Date, certifying that immediately before and after giving effect to the Second Amendment, (i) the representations and warranties contained in the Credit Agreement and each other Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), (ii) no Default exists and (iii) Parent and the Borrowers are in compliance (on a pro forma basis) with the covenants contained in Section 6.12 of the Credit Agreement.

(g)Fees. The Administrative Agent shall have received (i) all fees due and payable to it on or prior to the Second Amendment Effective Date and (ii) all expenses (including the reasonable and documented out-of-pocket fees and expenses of legal counsel to the Administrative Agent) required to be paid for which invoices have been presented at least two (2) Business Days prior to the Second Amendment Effective Date.

The Administrative Agent shall notify the Administrative Borrower, the Lenders and the Issuing Bank of the Second Amendment Effective Date, and such notice shall be conclusive and binding.

Section 5.[Reserved].

Section 6.Representations and Warranties.

(a)Ratification and Affirmation. Each Loan Party hereto hereby: (i) acknowledges the terms of this Second Amendment; (ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (iii) represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, after giving effect to the provisions of this Second Amendment: (A) each of the representations and warranties in the Loan Documents is true and correct in all material respects (without duplication of any materiality qualifier contained therein) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, without duplication of any materiality qualifier contained therein) and (B) no Default exists, will exist, or would result therefrom; and (iv) represents and warrants that as of the Second Amendment Effective Date, to its knowledge, the information included in any Beneficial Ownership Certification provided on or prior to the Second Amendment Effective Date to any Lender in connection with this Second Amendment is true and correct in all material respects. It is the intention of the parties hereto that neither this Second Amendment nor anything contained herein constitute a novation of the obligations outstanding under the Existing Credit Agreement or any Collateral securing the same, all of which shall remain in full force and effect after the date hereof, as amended hereby. If, notwithstanding the intention of the parties set forth in the previous sentence, this Second Amendment or the transactions contemplated hereby are deemed to constitute a novation of the obligations outstanding under the Existing Credit Agreement or any Collateral securing the same, then, as collateral security for the Secured Obligations, each Loan Party hereby grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, and right of set-off against, and acknowledges and agrees that the Administrative Agent has and shall continue to have until the Termination Date for the benefit of the Secured Parties a continuing lien on and security interest in, and right of set-off against, all right, title, and interest of such Loan Party, whether now owned or existing or hereafter created, acquired or arising, in and to all of the Collateral.

(b)Corporate Authority; Enforceability; No Conflicts. Each Loan Party hereto hereby represents and warrants to the Administrative Agent and the Lenders that (i) it has all necessary power and authority to execute, deliver and perform its obligations under this Second Amendment; (ii) the execution, delivery and performance by such Loan Party of this Second Amendment has been duly authorized by all necessary action on its part; (iii) this Second Amendment has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (iv) the execution and delivery of this Second Amendment by such Loan Party and the performance of its obligations hereunder require no authorizations, approvals or consents of, or registrations or filings with, any Governmental Authority, except for those that have been obtained or made and are in effect; and (v) neither the execution and delivery of this Second Amendment nor the consummation of the transactions contemplated hereby will (A) contravene, or result in a breach of, the organizational documents of such Loan Party, (B) violate any governmental requirement applicable to or binding upon such Loan Party or any of its properties, except to the extent that any such violation, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, or (C) violate or result in a default under any agreement or instrument to which such Loan Party is a party (other than any agreement or instrument the contravention of which or breach of which could not reasonably be expected to be materially adverse to any Secured Party) or by which it is bound or to which its properties are subject, except to the extent that any such violation or default, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

Section 7.Effect of Amendment. From and after the Second Amendment Effective Date, each reference in each of the Existing Credit Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the “Credit Agreement” in the Loan Documents and any and all other agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement.

Section 8.GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

Section 9.Headings. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

Section 10.Severability. In the event any one or more of the provisions contained in this Second Amendment should be held invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein, to the full extent permitted by applicable law, shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal, or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provisions.

Section 11.No Waiver; Loan Document. Except as expressly provided herein, the execution, delivery and effectiveness of this Second Amendment (or any provision hereof) shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement. This Second Amendment shall be, and shall be construed and administered as, a Loan Document under the Credit Agreement.

Section 12.Successors and Assigns. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 13.Counterparts; Integration; Effectiveness. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Second Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Second Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other applicable state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to the procedures approved by it. This SECOND AMENDMENT, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement AMONG the parties RELATING to the SUBJECT MATTER HEREOF AND THEREOF and may not be contradicted by evidence of prior, contemporaneous or SUBSEQUENT oral agreements of the parties. There are no UNWRITTEN oral agreements between the parties. Subject to the terms and conditions set forth herein, this Second Amendment shall become effective on the Second Amendment Effective Date.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Second Amendment has been duly executed as of the day and year first above written.

BORROWERS:

ARCHROCK PARTNERS OPERATING LLC ARCHROCK SERVICES, L.P.

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Senior Vice President and Chief Financial Officer

OTHER LOAN PARTIES:

ARCHROCK, INC.
ARCHROCK PARTNERS FINANCE CORP.
ARCHROCK PARTNERS LEASING LLC
AROC CORP.
AROC SERVICES GP LLC
AROC SERVICES LP LLC
ARCHROCK SERVICES LEASING LLC
ARCHROCK GP LLC
ARCHROCK PARTNERS CORP.
ARCHROCK ELT LLC

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(ARCHROCK)

ARCHROCK PARTNERS, L.P.

By:	ARCHROCK GENERAL PARTNER, L.P., its general partner

By:	ARCHROCK GP LLC, its general partner

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Senior Vice President and Chief Financial Officer

ARCHROCK GENERAL PARTNER, L.P.,

By:	ARCHROCK GP LLC, its general partner

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(ARCHROCK)

ARCHROCK GP LP LLC

By:	/s/ Pamela A. Gregorski
Name:	Pamela A. Gregorski
Title:	Manager

ARCHROCK MLP LP LLC

By:	/s/ Pamela A. Gregorski
Name:	Pamela A. Gregorski
Title:	Manager

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(ARCHROCK)

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, an Issuing Bank, Swingline Lender and a Lender

By:	/s/ Sofia Barrea Jaime
Name:	Sofia Barrea Jaime
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(ARCHROCK)

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and an Issuing Bank

By:	/s/ Anwar S. Young
Name:	Anwar S. Young
Title:	Executive Director

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(ARCHROCK)

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Michael Danby
Name:	Michael Danby
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(ARCHROCK)

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Emilee Scott
Name:	Emilee Scott
Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(ARCHROCK)

REGIONS BANK,
as a Lender

By:	/s/ Ben Barnhart
Name:	Ben Barnhart
Title:	Asst. Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(ARCHROCK)

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as a Lender

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(ARCHROCK)

FLAGSTAR BANK, N.A. (as assignee of Flagstar Specialty Finance Company, LLC)
as a Lender

By:	/s/ Willard D. Dickerson, Jr.
Name:	Willard D. Dickerson, Jr.
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(ARCHROCK)

CITIBANK, N.A.,
as a Lender

By:	/s/ Todd J. Mogil
Name:	Todd J. Mogil
Title:	Vice Presidnet

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(ARCHROCK)

CATERPILLAR FINANCIAL SERVICES CORPORATION,
as a Lender

By:	/s/ Pasqual Slaughter
Name:	Pasqual Slaughter
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(ARCHROCK)

FIRST-CITIZENS BANK & TRUST COMPANY (f/k/a CIT BANK, N.A.),
as a Lender

By:	/s/ Christopher Solley
Name:	Christopher Solley
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(ARCHROCK)

RAYMOND JAMES BANK,
as a Lender

By:	/s/ Chad E. Colby
Name:	Chad E. Colby
Title:	MD

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(ARCHROCK)

FIRST HORIZON BANK,
as a Lender

By:	/s/ B. Forrest Taylor
Name:	B. Forrest Taylor
Title:	Sr. Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(ARCHROCK)

BANK OZK,
as a Lender

By:	/s/ Michael Song
Name:	Michael Song
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(ARCHROCK)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Kevin A. James
Name:	Kevin A. James
Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(ARCHROCK)

MUFG BANK, LTD.,
as a Lender

By:	/s/ Erick Moore
Name:	Erick Moore
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(ARCHROCK)

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Elizabeth J. Limpert
Name:	Elizabeth J. Limpert
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(ARCHROCK)

BOKF, NA dba BOK FINANCIAL,
as a Lender

By:	/s/ David Risen
Name:	David Risen
Title:	Senior Vice President

ANNEX I

COMMITMENT SCHEDULE

Lender	Revolving Commitment	Percentage
JPMorgan Chase Bank, N.A.	$164,000,000.00	10.933333332%
Wells Fargo Bank, National Association	$140,000,000.00	9.333333333%
Bank of America, N.A.	$100,000,000.00	6.666666667%
Royal Bank of Canada	$100,000,000.00	6.666666667%
Regions Bank	$100,000,000.00	6.666666667%
Bank OZK	$100,000,000.00	6.666666667%
Flagstar Bank N. A.	$100,000,000.00	6.666666667%
Canadian Imperial Bank of Commerce, New York Branch	$90,000,000.00	6.000000000%
MUFG Bank, Ltd.	$90,000,000.00	6.000000000%
U.S. Bank National Association	$90,000,000.00	6.000000000%
Caterpillar Financial Services Corporation	$75,000,000.00	5.000000000%
Citibank, N.A.	$75,000,000.00	5.000000000%
First-Citizens Bank & Trust Company	$75,000,000.00	5.000000000%
The Bank of Nova Scotia, Houston Branch	$66,000,000.00	4.400000000%
BOKF, NA dba BOK Financial	$45,000,000.00	3.000000000%
Raymond James Bank	$45,000,000.00	3.000000000%
First Horizon Bank	$45,000,000.00	3.000000000%
Total:	$1,500,000,000.00	100.0000000%

ANNEX I – COMMITMENT SCHEDULE

ANNEX II

ACCORDION LENDERS

1.	JPMorgan Chase Bank, N.A.
2.	Wells Fargo Bank, National Association
3.	Bank of America, N.A.
4.	Royal Bank of Canada
5.	Regions Bank
6.	Bank OZK
7.	Flagstar Bank, N.A.
8.	Canadian Imperial Bank of Commerce, New York Bank
9.	MUFG Bank, Ltd.
10.	U.S. Bank National Association
11.	Caterpillar Financial Services Corporation
12.	Citibank, N.A.
13.	First-Citizens Bank & Trust Company
14.	BOKF, NA dba BOK Financial
15.	Raymond James Bank
16.	First Horizon Bank

ANNEX II – ACCORDION LENDERS